Real Estate Investments	9 Months Ended
Sep. 30, 2019
Real Estate Investments, Net [Abstract]
Real Estate Investments
Note 3 — Real Estate Investments
The Company owned 193 properties as of September 30, 2019. The Company invests in MOBs, seniors housing communities and other healthcare-related facilities primarily to expand and diversify its portfolio and revenue base.
During the nine months ended September 30, 2019, the Company, through wholly-owned subsidiaries of the OP, completed its acquisitions of five multi-tenant MOBs, three single tenant MOBs and one SHOP for an aggregate contract purchase price of $86.3 million. Additionally, the Company incurred construction in progress costs during the period of $5.4 million, inclusive of capitalized interest totaling $2.8 million. The following table presents the allocation of real estate assets acquired and liabilities assumed, as well as capitalized construction in progress, during the nine months ended September 30, 2019 and 2018:

	Nine Months Ended September 30,
(In thousands)	2019	2018
Real estate investments, at cost:
Land	$6,356	$7,870
Buildings, fixtures and improvements	68,903	53,614
Construction in progress	5,362	6,685
Total tangible assets	80,621	68,169
Acquired intangibles:
In-place leases and other intangible assets (1)	11,777	5,440
Market lease and other intangible assets (1)	723	276
Market lease liabilities (1)	(1,483)	(286)
Total intangible assets and liabilities	11,017	5,430
Cash paid for real estate investments, including acquisitions	$91,638	$73,599
Number of properties purchased	9	11
_______________

(1)
Weighted-average remaining amortization periods for in-place leases, an above-market lease and a below-market lease liability acquired  were 9.9 years and 7.7 years as of September 30, 2019 and 2018, respectively.

As of September 30, 2019 and 2018, the Company did not have any tenants (including for this purpose, all affiliates of such tenants) whose annualized rental income on a straight-line basis represented 10% or greater of total annualized rental income for the portfolio on a straight-line basis. The following table lists the states where the Company had concentrations of properties where annualized rental income on a straight-line basis represented 10% or more of consolidated annualized rental income on a straight-line basis for all properties as of September 30, 2019 and 2018:

	September 30,
State	2019	2018
Florida	23.9%	16.8%
Michigan	11.0%	12.9%
Georgia	*	10.2%
Pennsylvania	*	10.2%

_______________
* State’s annualized rental income on a straight-line basis was not greater than 10% of total annualized rental income for all portfolio properties as of the date specified.
Intangible Assets and Liabilities
The following table discloses amounts recognized within the consolidated statements of operations and comprehensive loss related to amortization of in-place leases and other intangible assets, amortization and accretion of above- and below-market lease assets and liabilities, net and the amortization and accretion of above- and below-market ground leases, for the periods presented:

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands)	2019	2018	2019	2018
Amortization of in-place leases and other intangible assets (1)	$3,872	$4,632	$11,832	$14,382
(Accretion) and Amortization of above-and below-market leases, net (2)	$13	$(30)	$(142)	$(30)
Amortization of above-and below-market ground leases, net (3)	$74	$37	$117	$110
_______________

(1)	Reflected within depreciation and amortization expense

(2)	Reflected within rental income

(3)	Reflected within property operating and maintenance expense
The following table provides the projected amortization expense and adjustments to revenues for the next five years:

(In thousands)	Remainder 2019	2020	2021	2022	2023
In-place lease assets	$3,610	$13,115	$10,650	$8,644	$6,770
Other intangible assets	109	414	414	414	414
Total to be added to amortization expense	$3,719	$13,529	$11,064	$9,058	$7,184

Above-market lease assets	$(346)	$(1,295)	$(993)	$(645)	$(307)
Below-market lease liabilities	324	1,488	1,269	1,208	1,095
Total to be (deducted from) added to revenue from tenants	$(22)	$193	$276	$563	$788

Below market ground leases	$63	$222	$214	$212	$212
Above market ground leases	(13)	(53)	(53)	(52)	(35)
Total to be added to property operating and maintenance	$50	$169	$161	$160	$177

Dispositions
On February 6, 2019, the Company sold five of the MOB properties within the State of New York (the “New York Six MOBs”) for a contract sales price of $45.0 million, resulting in a gain on sale of real estate investments of $6.1 million which is included on the Consolidated Statement of Operations for the nine months ended September 30, 2019. The Company had reconsidered the intended holding period for all six of the New York Six MOBs due to various market conditions and the potential to reinvest in properties generating a higher yield. On July 26, 2018, the Company had originally entered into a purchase and sale agreement for the sale of the New York Six MOBs, for an aggregate contract sale price of approximately $68.0 million and subsequently, on September 25, 2018, the Company further amended the purchase and sale agreement to decrease the aggregate contract sale price to $58.8 million. The one remaining New York Six MOB was sold for a contract sales price of $13.6 million on August 22, 2019, resulting in a gain on sale of real estate investments of $2.9 million recorded in the Consolidated Statement of Operations for the three and nine months ended September 30, 2019.
During the first quarter of 2019, the Company reconsidered the intended holding period for one of its SHOP properties located in Brookings, OR (“Ocean Park”) due to various market conditions and the potential to reinvest in properties generating a higher yield. On March 21, 2019, the Company entered into a purchase and sale agreement for the sale of Ocean Park, for an aggregate contract sale price of approximately $3.6 million. On April 1, 2019, the Company amended the purchase and sale agreement to decrease the aggregate contract sale price to $3.5 million. In connection with this amendment, the Company recognized an impairment charge of approximately $19,000 on Ocean Park during the second quarter of 2019, which is included on the consolidated statement of operations and comprehensive loss. On August 1, 2019, the Company closed its disposition of Ocean Park resulting in a loss on sale of real estate investments of $0.2 million recorded in the Consolidated Statement of Operations for the three and nine months ended September 30, 2019.
Assets Held for Sale and Related Impairment
When assets are identified by management as held for sale, the Company reflects them separately on its balance sheet and stops recognizing depreciation and amortization expense on the identified assets and estimates the sales price, net of costs to sell, of those assets. If the carrying amount of the assets classified as held for sale exceeds the estimated net sales price, the Company records an impairment charge equal to the amount by which the carrying amount of the assets exceeds the Company’s estimate of the net sales price of the assets.
In April 2019, the Company began marketing for a possible sale a portfolio of 14 SHOP properties located in Michigan (the “Michigan SHOPs”). During the three months ended September 30, 2019, the Company received multiple bids and has accepted a non-binding letter of intent from a prospective buyer to purchase the Michigan SHOPs as a single portfolio for $71.8 million. The Company is currently finalizing definitive sale agreements with the prospective buyer contemplating a potential sale of the properties in the near term. The Company determined that the Michigan SHOPs should be classified as held for sale as of September 30, 2019. There can be no guarantee that the sale of these properties will close under the proposed terms, or at all. The Company recognized an impairment charge of $22.6 million in the three and nine months ended September 30, 2019, representing the amount by which the carrying amount of the Michigan SHOPs exceeds the Company’s estimate of the net sales price of the Michigan SHOPs.
As of September 30, 2019, all but three of these properties are either part of the borrowing base of the Credit Facility or mortgaged under the Bridge Loan or Fannie Mae Master Credit Facilities.
The following table details the major classes of assets associated with the properties that are classified as held for sale as of September 30, 2019 and December 31, 2018:

(In thousands)	September 30, 2019	December 31, 2018
Land	$4,051	$5,285
Buildings, fixtures and improvements	66,623	47,112
Assets held for sale	$70,674	$52,397

Impairment of Held for Use Real Estate Investments
When circumstances indicate the carrying value of a property classified as held for use may not be recoverable, the Company reviews the property for impairment. For the Company, the most common triggering events are (i) concerns regarding the tenant (i.e., credit or expirations) in the Company’s single tenant properties or significant vacancy in the Company’s multi-tenant properties and (ii) changes to the Company’s expected holding period as a result of business decisions or non-recourse debt maturities. If a triggering event is identified, the Company considered the projected cash flows due to various performance indicators, and where appropriate, the Company evaluated the impact on its ability to recover the carrying value of the properties based on the expected cash flows on an undiscounted basis over its intended holding period. The Company made certain assumptions in this approach including, among others, the market and economic conditions, expected cash flow projections, intended holding periods and assessments of terminal values. Where more than one possible scenario exists, the Company uses a probability weighted approach in estimating cash flows. As these factors are difficult to predict and are subject to future events that may alter management's assumptions, the future cash flows estimated by management in its impairment analysis may not be achieved, and actual losses for impairment may be realized in the future. If the undiscounted cash flows over the expected hold period are less than the carrying value, the Company reflects an impairment charge to write the asset down to its fair value.
As of September 30, 2019, the Company owned held for use properties for which the Company had reconsidered the projected cash flows due to various performance indicators, and where appropriate, the Company evaluated the impact on its ability to recover the carrying value of such properties based on the expected cash flows over its intended holding period. The Company made certain assumptions in this approach including, among others, the market and economic conditions, expected cash flow projections, intended holding periods and assessments of terminal values. Where more than one possible scenario exists, the Company uses a probability weighted approach. As these factors are difficult to predict and are subject to future events that may alter management’s assumptions, the future cash flows estimated by management in its impairment analysis may not be achieved, and actual losses for impairment may be realized in the future.
In connection with the amendment of the Ocean Park purchase and sale agreement, the Company recognized an impairment charge of approximately $19,000, which was recorded in the nine months ended September 30, 2019.
As a result of its consideration of impairment of held for use assets, the Company also determined that the carrying value of one held for use property exceeded its estimated undiscounted cash flows and recognized an aggregate impairment charge of $1.3 million and $2.0 million, which is included on the consolidated statement of operations and comprehensive loss for the three and nine months ended September 30, 2018. The estimated undiscounted cash flows of the remaining properties evaluated were greater than their carrying value.
The LaSalle Tenant
The Company is currently exploring options to replace tenants at four triple-net leased properties in Texas (collectively, the “LaSalle Tenant”). In January 2018, the Company entered into an agreement with the LaSalle Tenant in which the Company agreed to forbear from exercising legal remedies, including staying a lawsuit against the LaSalle Tenant, as long as the LaSalle Tenant pays the amounts due for rent and property taxes on an updated payment schedule pursuant to a forbearance agreement. The LaSalle Tenant is currently in default of the forbearance agreement and owes the Company $8.2 million of rent, property taxes, late fees, and interest receivable thereunder.
The Company has the entire receivable balance, including any monetary damages, and related income from the LaSalle Tenant fully reserved as of September 30, 2019. The Company incurred $1.2 million and $3.1 million of bad debt expense, including straight-line rent write-offs, related to the LaSalle Tenant during the three and nine months ended September 30, 2019, respectively, which is included in revenue from tenants on the consolidated statement of operations and comprehensive loss. The Company incurred $3.3 million and $3.6 million of bad debt expense, including straight-line rent write-offs, related to the LaSalle Tenant during the three and nine months ended September 30, 2018.
On February 15, 2019, the Company filed an amended petition in Texas state court seeking the appointment of a receiver to manage the operations at these properties and for recovery of damages for the various breaches by the LaSalle Tenant. In April 2019, the Company and the LaSalle Tenant participated in a mediation of the claims. Subsequent to the mediation, The LaSalle Group Inc., a guarantor of certain of the LaSalle Tenant’s lease obligations (the “LaSalle Guarantor”), filed for voluntarily relief under chapter 11 of the United States Bankruptcy Code. The Company severed its claims against the LaSalle Guarantor from the action against the LaSalle Tenant. On August 27, 2019, the court awarded the Company monetary damages on its claims against the LaSalle Tenant in an amount equal to $7.7 million plus interest. The Company continues to have the receivables relating to the LaSalle Tenant fully reserved as of September 30, 2019.
On October 30, 2019, the court entered into an order appointing a receiver. The Company and the receiver are currently evaluating the management structure and operational strategy of these properties. This receiver is empowered to replace the LaSalle Tenant with a new tenant and operator at the properties.
The NuVista Tenant
The Company had tenants at two of its properties in Florida (collectively, the “NuVista Tenant”) that were in default under its leases beginning from July 2017 and collectively owe the Company $10.1 million of rent, property taxes, late fees, and interest receivable under its leases as of September 30, 2019. There can be no guarantee on the collectability of these receivables, and as such, the Company has the entire receivable balance and related income from the NuVista Tenant fully reserved as of September 30, 2019. The Company did not incur bad debt expense related to the NuVista Tenant during the three months ended September 30, 2019 and incurred $1.1 million during the nine months ended September 30, 2019, which is included in revenue from tenants in the consolidated statement of operations and comprehensive loss. The Company incurred bad debt expense related to the NuVista Tenant of $1.6 million and $5.4 million during the three and nine months ended September 30, 2018, respectively, which is included in property operating and maintenance expense in the consolidated statement of operations and comprehensive loss. The NuVista Tenant is related to Palm Health Partners, LLC (“Palm”), the developer of the Company’s development property in Jupiter, Florida which is also currently in default to the Company (see Note 16 — Commitments and Contingencies for more information on the status of the relationship with Palm).
At one of the properties which was occupied by the NuVista Tenant, located in Wellington, Florida, the Company and the tenant entered into an operations transfer agreement (the “OTA”) pursuant to which the Company and the tenant agreed to cooperate in transitioning operations at the property to a third party operator selected by the Company. On February 19, 2019, in response to litigation commenced by the Company against the NuVista Tenant to enforce the OTA, the United States District Court for the Southern District of Florida entered into an agreed order (the “Order”) pursuant to which it found that the NuVista Tenant was in default under the lease for the property and that the OTA was valid, binding and in full force and effect, as modified by the Order. Subsequent to the entry into the Order, the Company, its designated manager and NuVista Tenant transitioned operations at the property to the Company’s designated manager. The Company’s designated manager received its license to operate the facility on April 1, 2019 and is in operational control of the property. On May 20, 2019, the court entered into a final order from the court terminating the existing lease with the NuVista Tenant. Following entry into the order, the Company signed a lease with a taxable REIT subsidiary (“TRS”) and engaged its designated manager, a third party, to operate the property. This structure is permitted by the REIT rules, under which a REIT may lease “qualified health care” properties on an arm’s length basis to a TRS if the property is operated on behalf of such subsidiary by an eligible independent contractor. During the three months ended September 30, 2019 the Company received $1.6 million under the OTA for periods prior to the lease termination, which amounts had previously been fully reserved. This payment under the OTA is included in revenue from tenants in the consolidated statement of operations and comprehensive loss.
The properties in Lutz, Florida and Wellington, Florida transitioned to the SHOP segment as of January 1, 2018 and April 1, 2019, respectively. In connection with these transitions, the Company replaced the NuVista Tenant as a tenant with TRS’s and engaged a third party to operate the properties.